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                                    EXHIBIT A

                                    AGREEMENT

                          JOINT FILING OF SCHEDULE 13G

      The undersigned hereby agree to jointly prepare and file with the regulatory authorities a Schedule 13G and any future amendments thereto reporting each of the undersigned's ownership of securities of OraSure Technologies, Inc. and hereby affirm that such Schedule 13G is being filed on behalf of each of the undersigned.

Dated: October 4, 2000              HealthCare Ventures V, L.P.
       Princeton, New Jersey        by: its General Partner, HealthCare Partners
                                    V, L.P.

                                    By: s/ Jeffrey Steinberg
                                       -----------------------------------------
                                          Jeffrey Steinberg,
                                          Administrative Partner


Dated: October 4, 2000              HealthCare Partners V, L.P.
       Princeton, New Jersey

                                    By: s/ Jeffrey Steinberg, Attorney-in-Fact
                                       -----------------------------------------
                                           Jeffrey Steinberg
                                           Administrative Partner

Dated: October 4, 2000                  s/ Jeffrey Steinberg, Attorney-in-Fact
       Princeton, New Jersey        --------------------------------------------
                                           James H. Cavanaugh, Ph.D


Dated: October 4, 2000                 s/ Jeffrey Steinberg, Attorney-in-Fact
       Princeton, New Jersey        --------------------------------------------
                                          Harold R. Werner


Dated: October 4, 2000                 s/ Jeffrey Steinberg, Attorney-in-Fact
       Cambridge, Massachusetts     --------------------------------------------
                                          John W. Littlechild

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                                                                   Page 16 of 16


Dated: October 4, 2000                 s/ Jeffrey Steinberg, Attorney-in-Fact
       Princeton, New Jersey        --------------------------------------------
                                          William Crouse


Dated: October 4, 2000                 s/ Jeffrey Steinberg, Attorney-in-Fact
       Cambridge, Massachusetts     --------------------------------------------
                                          Christopher Mirabelli


Dated: October 4, 2000                 s/ Jeffrey Steinberg, Attorney-in-Fact
       Cambridge, Massachusetts     --------------------------------------------
                                          Augustine Lawlor